                                     EXHIBIT 99.1

                           DIRECTORS AND EXECUTIVE OFFICERS

    Set forth below is the name, business address and present occupation or employment of each director and executive officer of the R-H Capital Inc. and Travelers Group Inc.

                EXECUTIVE OFFICERS AND DIRECTORS OF R-H CAPITAL, INC.
                ------------------------------------------------------


NAME, TITLE AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
---------------------------          -----------------------------------------

Jerome D. Sands                      Chairman
Director (USA)                       The Robinson-Humphrey Company, Inc.
                                     3333 Peachtree Rd., N.E.
                                     Atlanta, GA 30326

Roderick A. Dowling                  Managing Director
Director and President (USA)         The Robinson-Humphrey Company, Inc.
                                     3333 Peachtree Rd., N.E.
                                     Atlanta, GA 30326

Kenneth T. Millar                    Managing Director
Director, Executive Vice President   The Robinson-Humphrey Company, Inc.
and Managing Director (USA)          3333 Peachtree Rd., N.E.
                                     Atlanta, GA 30326

Arthur C. Roselle                    Vice President
Vice President (USA)                 The Robinson-Humphrey Company, Inc.
                                     3333 Peachtree Rd., N.E.
                                     Atlanta, GA 30326

David Prince                         General Counsel
Secretary & Treasurer (USA)          The Robinson-Humphrey Company, Inc.
                                     3333 Peachtree Rd., N.E.
                                     Atlanta, GA 30326


                           (Page 16 of 22 Pages)

                    EXECUTIVE OFFICERS AND DIRECTORS OF
                          TRAVELERS GROUP INC.

NAME, TITLE AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
---------------------------          -----------------------------------------

C. Michael Armstrong                 Chairman & Chief Executive Officer
Director (USA)                       AT&T Corp.
                                     295 North Maple Avenue
                                     Basking Ridge, New Jersey 07920

Judith Arron                         Executive Director
Director (USA)                       Carnegie Hall Corporation
                                     8811 Seventh Avenue
                                     New York, New York  10019

Kenneth J. Bialkin                   Partner
Director (USA)                       Skadden, Arps, Slate, Meagher & Flom LLP
                                     919 Third Avenue
                                     New York, New York  10022

Edward H. Budd                       Retired Chairman
Director (USA)                       Travelers Insurance Companies
                                     One Tower Square
                                     Hartford, Connecticut  06183

Joseph A. Califano, Jr.              Chairman & Chief Executive Officer
Director (USA)                       The Center on Addiction & Substance Abuse
                                     at Columbia University
                                     152 West 57th Street
                                     New York, New York  10019

Douglas D. Danforth                  Executive Associates
Director (USA)                       One PPG Place
                                     Suite 2210
                                     Pittsburgh, Pennsylvania  15222


                           (Page 17 of 22 Pages)

James Dimon                          President & Chief Operating Officer
Director & Executive Officer (USA)   Travelers Group Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Leslie B. Disharoon                  Former Chairman, President & Chief
Director (USA)                       Executive Officer
                                     Monumental Corporation
                                     2 Chittenden Lane
                                     Owings Mills, Maryland   21117

The Honorable Gerald R. Ford         Former President of the United States
Director (USA)                       Post Office Box 927
                                     Rancho Mirage, California  92270

Thomas W. Jones                      Vice Chairman
Director & Executive Officer (USA)   Travelers Group Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Ann Dibble Jordan                    Consultant
Director (USA)                       Former Director of Social Services,
                                     University of Chicago Medical Center
                                     4610 Kenmore Drive, N.W.
                                     Washington, DC  20007

Robert I. Lipp                       Vice Chairman
Director & Executive Officer (USA)   Travelers Group Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Michael T. Masin                     Vice Chairman & President - International
Director (USA)                       GTE Corporation
                                     One Stamford Forum
                                     Stamford, Connecticut  06904



                          (Page 18 of 22 Pages)

Deryck C. Maughan                    Vice Chairman
Director (Great Britain)             Travelers Group Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Dudley C. Mecum                      Managing Director
Director (USA)                       Capricorn Management
                                     30 East Elm Street
                                     Greenwich, Connecticut  06830

Andrall E. Pearson                   Chairman & Chief Executive Officer
Director (USA)                       Tricon Global Restaurants, Inc.
                                     660 Steamboat Road
                                     Greenwich, Connecticut 06830

Frank J. Tasco                       Retired Chairman
Director (USA)                       Marsh & McLennan Companies, Inc.
                                     1166 Avenue of the Americas
                                     New York, New York  10036

Linda J. Wachner                     Chairman, President & Chief
Director (USA)                       Executive Officer
                                     Warnaco Group Inc.
                                     90 Park Avenue
                                     New York, New York  10016

Sanford I. Weill                     Chairman & Chief Executive Officer
Director & Executive Officer (USA)   Travelers Group Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Joseph R. Wright, Jr.                Chairman & Chief Executive Officer
Director (USA)                       AMTEC, Inc.
                                     599 Lexington Avenue
                                     New York, New York 10022-6030



                           (Page 19 of 22 Pages)

Arthur Zankel                        Co-Managing Partner
Director (USA)                       First Manhattan Company
                                     437 Madison Avenue
                                     New York, New York  10022

Steven D. Black                      Vice Chairman & Chief Operating Officer
Executive Officer (USA)              Smith Barney Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Michael A. Carpenter                 Executive Vice President
Executive Officer (USA)              Travelers Group Inc.
                                     One Tower Square
                                     Hartford, Connecticut  06183

Charles J. Clarke                    Chairman & Chief Executive Officer -
Executive Officer (USA)              Commercial Lines
                                     Travelers Property Casualty Corp.
                                     One Tower Square
                                     Hartford, Connecticut  06183












                                (Pages 20 of 22 Pages)